UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2015

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (216) 896-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On October 28, 2015, the shareholders of Parker-Hannifin Corporation (the "Company") approved the Parker-Hannifin Corporation 2015 Performance Bonus Plan (the "2015 PBP"). Pursuant to the 2015 PBP, Eligible Executives, which includes the named executive officers, may receive from time to time short-term incentive bonuses payable in cash and long-term incentive bonuses payable in cash and/or stock. The 2015 PBP will enable the Company to deduct incentive bonuses paid under the 2015 PBP that qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, as amended. The foregoing summary of the 2015 PBP is qualified in its entirety by reference to the 2015 PBP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)    The Annual Meeting of the Shareholders of the Company was held on October 28, 2015. The number of common shares represented at the Annual Meeting of the Shareholders was
124,300,042.

(b)(i)    The Shareholders elected the following directors for a term expiring at the Annual
Meeting of Shareholders in 2016, as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Lee C. Banks	112,651,844	3,728,612	7,919,586
Robert G. Bohn	113,546,984	2,833,472	7,919,586
Linda S. Harty	113,694,287	2,686,169	7,919,586
William E. Kassling	112,673,535	3,706,921	7,919,586
Robert J. Kohlhepp	112,365,004	4,015,452	7,919,586
Kevin A. Lobo	113,784,664	2,595,792	7,919,586
Klaus-Peter Müller	112,633,885	3,746,571	7,919,586
Candy M. Obourn	112,725,595	3,654,861	7,919,586
Joseph Scaminace	111,618,978	4,761,478	7,919,586
Wolfgang R. Schmitt	112,600,628	3,779,828	7,919,586
Åke Svensson	113,798,041	2,582,415	7,919,586
James L. Wainscott	113,354,081	3,026,375	7,919,586
Donald E. Washkewicz	112,738,571	3,641,885	7,919,586
Thomas L. Williams	113,416,800	2,963,656	7,919,586

(ii)	The Shareholders approved an amendment to the Company's Amended Articles of Incorporation to implement a majority voting standard for uncontested Director elections, as follows:

For:            114,252,102
Against:         846,084
Abstain:         1,282,270
Broker Non-Votes:     7,919,586

(iii)	The Shareholders approved an amendment to the Company's Amended Articles of Incorporation to eliminate cumulative voting in Director elections, as follows:

For:            96,354,932
Against:        18,654,672
Abstain:         1,370,852
Broker Non-Votes:     7,919,586

(iv)	The Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016, as follows:

For:            121,966,370
Against:         968,205
Abstain:         1,365,467

(v)	The Shareholders approved, on a non-binding, advisory basis, the compensation of the named executive officers of the Company, as follows:

For:            97,600,517
Against:        16,808,755
Abstain:         1,968,972
Broker Non-Votes:     7,919,586

(vi) The Shareholders approved the Parker-Hannifin Corporation 2015 Performance Bonus Plan, as follows:

For:            99,068,989
Against:        15,657,510
Abstain:         1,651,745
Broker Non-Votes:     7,919,586

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.        Description of Exhibit

10.1            Parker-Hannifin Corporation 2015 Performance Bonus Plan incorporated by reference to Appendix B to the Registrant's Definitive Proxy Statement filed with the Securities and Exchange Commission on September 28, 2015
(Commission File No. 1 - 4982).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION

By: /s/Joseph R. Leonti
Joseph R. Leonti
Vice President and Secretary

Date: October 29, 2015

EXHIBIT INDEX

Exhibit No.        Description of Exhibit

10.1            Parker-Hannifin Corporation 2015 Performance Bonus Plan incorporated by reference to Appendix B to the Registrant's Definitive Proxy Statement filed with the Securities and Exchange Commission on September 28, 2015
(Commission File No. 1 - 4982).